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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: May 20, 1999




                         Commission file number 1-12579



                                OGE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

               Oklahoma                                73-1481638
     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                 Identification No.)


                                321 North Harvey
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)

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Item 5. Other Events


        ENOGEX INC. TO ACQUIRE TRANSOK LLC
        ----------------------------------

     OGE Energy Corp. announced, May 17, 1999, that its subsidiary, Enogex Inc., will acquire Transok LLC, a gatherer, processor, and transporter of natural gas in Oklahoma. The seller is Tejas Energy LLC of Houston, an affiliate of Shell Oil Company. Tejas had previously announced plans to sell Transok and has accepted Enogex's offer of $701 million, which includes assumption of $173 million of long-term debt. OGE Energy's board of directors has approved the acquisition, which is subject to regulatory review under the Hart-Scott-Rodino Act of 1976. Enogex Inc., a subsidiary of OGE Energy, is a non-regulated natural gas gathering, processing, transportation, production, and energy services company with principal pipeline operations in Oklahoma, Arkansas, and Texas. The transaction will be treated as a purchase for accounting purposes. OGE Energy does not expect to recognize any goodwill associated with this transaction.

     Some of the matters discussed in this Form 8-K may contain forward-looking statements of OGE Energy that are subject to certain risks, uncertainties, and assumptions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; regulatory decisions and other risk factors listed in OGE Energy's Form 10-K for the year ended December 31, 1998 and other factors described from time to time in OGE Energy's reports to the Securities and Exchange Commission.


Item 7. (c) Exhibits

        EXHIBIT NUMBER                   DESCRIPTION
        --------------                   -----------

            99.01 Press release dated May 17, 1999 announcing Enogex Inc. will acquire Transok LLC, a gatherer, processor and transporter of natural gas in Oklahoma.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                OGE ENERGY CORP.
                                  (Registrant)


              By         /s/    Donald R. Rowlett
                ------------------------------------------------
                                Donald R. Rowlett
                         Controller Corporate Accounting

                (On behalf of the registrant and in his capacity
                       as Controller Corporate Accounting)


May 20, 1999


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

                                                                   EXHIBIT INDEX

EXHIBIT INDEX          DESCRIPTION
-------------          -----------
99.01                  OGE ENERGY'S ENOGEX INC. TO ACQUIRE TRANSOK LLC